UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2018
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 29, 2018, the Company granted performance-based restricted stock unit awards (“PBRSUs”) to certain eligible employees, including the Company’s chief financial officer and chief commercial officer in the amounts set forth opposite their names in the table below. The PBRSUs will be subject to the terms of the Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”) and the applicable PBRSU agreement, the form of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Name	Title	PBRSU Target Award
Christopher Ricaurte	Chief Financial Officer and Treasurer	111,008
Gary Long	Chief Commercial Officer	57,214
Pursuant to the PBRSU award agreements, the PBRSUs will be subject to both a time-based vesting condition and a performance-based vesting condition. The time-based vesting condition for 75% of the PBRSUs may be satisfied on the earlier of December 31, 2020 and a qualifying change of control (the “Performance Measurement Date”), subject to the recipient not having ceased to perform services with the Company, and the time-based vesting condition for the remaining 25% of the PBRSUs may be satisfied on the earlier of December 31, 2021 and a qualifying change of control. The performance-based vesting condition may be satisfied based upon an average per share price of the Company’s common stock as defined in the applicable PBRSU agreement, measured at the Performance Measurement Date. The number of shares earned will be based upon the achievement of certain stock price levels and will range from 0% to 150% of the target award. If the recipient ceases to perform services for the Company for any reason, all PBRSUs granted to such individual that will be unvested are forfeited to the Company.

The foregoing description is qualified in its entirety by reference to the form of PBRSU award agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Grant of Performance Based Restricted Stock Unit Awards - 2018 Form pursuant to the Second Amended and Restated 2010 Stock Incentive Plan

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 31, 2018

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer